POWER OF ATTORNEY

The undersigned officers and directors of FRANKLIN MUTUAL SERIES FUND INC., a Maryland corporation (the "Registrant") hereby appoint BRUCE G. LETO, LARRY P. STADULIS, KRISTIN H. IVES, KAREN
L. SKIDMORE, CRAIG S. TYLE, DAVID P. GOSS, STEVEN J. GRAY and BRADLEY TAKAHASHI (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

      The undersigned officers and directors hereby execute this Power of Attorney as of the 26TH day of February, 2008.

/s/ Peter A. Langerman                          /s/ Edward I. Altman
-------------------------                       -------------------------
Peter A. Langerman,                             Edward I. Altman, Ph.D.,
Director and Chief Executive Officer-           Director
Investment Management

/s/ Ann Torre Bates                             /s/ Burton J. Greenwald
-------------------------                       -------------------------
Ann Torre Bates,                                Burton J. Greenwald,
Director                                        Director

/s/ Gregory E. Johnson                          /s/ Bruce A. MacPherson
-------------------------                       -------------------------
Gregory E. Johnson,                             Bruce A. MacPherson,
Director                                        Director

/s/ Charles Rubens II                           /s/ Robert E. Wade
-------------------------                       -------------------------
Charles Rubens II,                              Robert E. Wade,
Director                                        Director

/s/ Galen G. Vetter                             /s/ Laura F. Fergerson
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Galen G. Vetter,                                Laura F. Fergerson,
Chief Executive Officer-Finance                 Chief Financial Officer
and Administration                              and Chief Accounting Officer